UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2007

ITLINKZ GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-27610-A	65-2954561
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Fruitville Pike, Suite 200, Lancaster, PA 17601
(Address of principal executive offices)

(717) 390-3777
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
9	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
9	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
9	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers

On April 3, 2007 Jennifer Herman resigned from her position as the Registrant’s Chief Financial Officer. The Board of Directors has appointed Jeremy Feakins to serve as interim Chief Financial Officer. Mr. Feakins is the Registrant’s Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLINKZ GROUP, INC.

Dated: April 9, 2007	By:	/s/ Jeremy Feakins
Jeremy Feakins
Chief Executive Officer